Exhibit 99.3

Finance Insights Jill Greer Vice President, Investor Relations Julie Stewart Managing Director, Investor Relations

Safe Harbor Statements in this presentation that are not historical facts, including statements regarding our estimates, expectations, be lie fs, intentions, projections or strategies for the future, may be "forward - looking statements" as defined in the Private Securities Litigation Re form Act of 1995. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward - looking statements. Thes e risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of fu el hedging activity including rebalancing our hedge portfolio, recording mark - to - market adjustments or posting collateral in connection with our fuel hedge co ntracts; the performance of our significant investments in airlines in other parts of the world; the possible effects of accidents involvi ng our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our depen den ce on technology in our operations; the restrictions that financial covenants in our financing agreements could have on our financi al and business operations; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extend ed disruption in services provided by third parties; failure or inability of insurance to cover a significant liability at Monroe’s Trainer re fin ery; the impact of environmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management and key employees; damage to our reputation and brand if we are exposed to significant adverse publicity through s oci al media; the effects of terrorist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or d isr uptions in service at major airports at which we operate; the effects of extensive government regulation on our business; the sensitivity of the airline ind ustry to prolonged periods of stagnant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kin gdom related to the exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - lookin g statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10 - K for the fiscal year ended December 31, 2018. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our views only as of December 11, 2019, and which we have no current intention to update. 2

Agenda 3 Commonly Asked Modeling Questions - Revenue disclosures - Pension update - Tax update - Joint Ventures & equity investment accounting - Profit sharing calculation - Airport investments Investor Relations Update - Perception study feedback - Update on approach to financial guidance

PERCEPTION STUDY We Asked – You Told Us 4 Strengths • A clear strategic vision • Competitive positioning • Strong management • Building brand loyalty • Leading financial performance Opportunities • Demonstrate ability to sustain success over a cycle • Maintain margin premium • Cost management • Target setting

UPDATE ON APPROACH TO FINANCIAL GUIDANCE Evolving Our Guidance Approach 5 Focus on the metrics that inform our business decisions Reduce number of adjustments in key performance measures Reduce near - term updates and provide better information for long - term investment Streamline annual guidance Reduce adjustments Long - term perspective

UPDATE ON APPROACH TO FINANCIAL GUIDANCE R educing Adjustments to Improve Transparency 6 Revised Definition (starting in 2020) Prior Definition Non - fuel unit cost Excluding fuel and profit sharing Excluding fuel, profit sharing and ancillary businesses Free Cash Flow Operating Cash Flow less net Property & Equipment (adj. for LGA) Operating Cash Flow less GAAP Investing Cash Flow adjusted for LGA and short - term investments

UPDATE ON APPROACH TO FINANCIAL GUIDANCE 2020 Guidance Metrics 7 • Total revenue growth • Earnings per share • Free cash flow • Pre - tax margin • Total revenue growth • Unit revenue (TRASM) • Unit cost (CASM - ex) • Fuel price • Pre - tax margin Annual Focusing on metrics that create shareholder value Quarterly Including key performance drivers

Reducing near - term noise and providing a more long - term perspective • Ending quarter - end guidance updates • Eliminating monthly traffic • Moving Investor Day to June • Establishing multi - year targets • Evaluating enhanced loyalty disclosure • Increased insight into portfolio businesses 8 UPDATE ON APPROACH TO FINANCIAL GUIDANCE Evolving Our Approach Long - Term Focus Better Insight Fewer Near - Term Updates

Agenda 9 Commonly Asked Modeling Questions - Revenue disclosures - Pension update - Tax update - Joint Ventures & equity investment accounting - Profit sharing calculation - Airport investments Investor Relations Update - Perception study feedback - Update on approach to financial guidance

6% 8% 5% 18% 63% Ancillary and Cargo Travel Related Services Loyalty Program Premium Products Main Cabin REVENUE DISCLOSURES Building Durability through Healthy and Diverse Revenue Streams 10 Industry 2019E ~$47B Geography Loyalty Corporate Revenue Mix by Sector Top Sectors 1. Financial Services (15%) 2. Manufacturing (15%) 3. Technology (14%) Domestic (72%) Atlantic (15%) Latin (7%) Pacific (6%) Ticket Revenue Mix by Entity Ticket Revenue Mix by SkyMiles Status Elite (29%) General Member (33%) Non Member (38%) 47% 32% 10% 5% 6% Note: All figures based on 2019 estimates 2011 $35B

REVENUE DISCLOSURES Revenue Components of Disclosed Categories Note: Premium revenue based on cabin flown Total Revenue Passenger Revenue (~90% of Total Revenue) Other Revenue ( ~8% of Total Revenue ) Travel - Related Services Loyalty Travel Awards Ancillary and Refinery Miscellaneous Loyalty Ticket Main Cabin • Main • Basic Economy Ticket Premium • Delta One • Domestic First Class • Delta Premium Select • Comfort+ • Mileage redemptions for travel (includes mileage upgrades) • Services related to flight (bag fees, change fees, on board sales, co - brand bag waivers) • MRO • Delta Vacation • Third - party refinery sales • Sky Club lounge access (includes revenue from co - brand partner for club access on certain card products) • Codeshare • Brand value of mileage sales under marketing agreements • Redemption of miles for non - travel awards Cargo (~2% of Total Revenue) Note: Revenue percentages are a breakout of 2019 estimates 11

REVENUE DISCLOSURES Methodology for Revenue Allocation • Premium revenue growth driven by fleet transformation, branded fares, and improved upsell capabilities • Classification of ticket revenue determined by cabin flown ‒ Use of miles as payment allocates portion to loyalty - related revenue ‒ Post - ticketing upgrades shift original fare to premium ticket revenue Revenue Allocation Purchase Examples Main - Ticket Premium - Ticket Loyalty $200 Main Cabin Fare $200 fare 20,000 Mile Main Cabin Fare $200 fare $250 Premium Fare $250 fare 25,000 Mile Premium Fare $250 fare $200 Main Cabin Fare and $50 Upgrade to Premium $200 $200 fare $50 upgrade $200 Main Cabin Fare and 5,000 Mile Upgrade to Premium $200 $200 fare $50 upgrade 20,000 Mile Main Cabin Fare and 5,000 Mile Upgrade to Premium $200 fare $50 upgrade 20,000 Mile Main Cabin Fare and $50 Upgrade to Premium $50 upgrade $200 fare 12

REVENUE DISCLOSURES Mileage Sales and Recognition in the Financial Statements Cash from Mileage Sales Agreements Remainder to Balance Sheet as Deferred Revenue Recognized in Revenue When Miles are Redeemed 13 Income Statement Recognition: Category Subcategory Companion Certificates Passenger Revenue Ticket Bag Fee Waivers, Priority Boarding Passenger Revenue Travel-Related Services Brand Value Other Revenue Loyalty Sky Club Other Revenue Miscellaneous Operating Expense (contra) Operating Expense Other selling expenses (contra)

Delta Delivers Again in 2017 PENSION UPDATE Proactively Addressing Pension Obligation • Impact of lower interest rates on liability mitigated by elective contributions and strong returns • Expect unfunded liability ~$6 billion at the end of 2019 • Elective contribution of $1 billion in 2019 with $500 million planned in 2020 • Pension relief provides flexibility with no mandatory funding through 2024 • Non - operating headwind from pension in 2019 reversing in 2020 • Expect favorability in year - over - year from pension income driven by strong expected return in 2019 38% 68% ~ 70% 2012 2018 2019E Funded Status % Balance Sheet Cash Flow Income Statement 14 5.4x 0.9x 0.7x 2012 2018 2019E Funded Status as % OCF

Book Tax Rate Estimated Cash Tax Rate 23 - 24% 10 - 12% TAX UPDATE Cash Taxes Expected To Begin in 2021 • Cash tax rate is expected to remain below the book tax rate for next several years • Lower cash tax rate reflects: ─ Immediate expensing of asset additions allowed by Tax Cuts and Jobs Act of 2017 ─ Pension funding • Expect to exhaust NOLs and tax credits in 2020 and transition to a full cash tax payer in 2021 at a 10% to 12% rate $17.5 $15.3 $5.9 $2.2 2010 2013 2016 2018 Expected Book vs. Cash Tax Rate Net Operating Loss Carry Forwards ($B) 15

JOINT VENTURE & EQUITY INVESTMENT ACCOUNTING

Delta's Joint Ventures and Equity Investments


Expanded JV of ~$13B
(Launching January 1, 2020)
virgin atlantic
~$3B Joint Venture
49% Equity stake
AIRFRANCE KLM GROUP
~$11B Joint Venture
9% Equity stake
WESTJET
Pending ~$1B Joint Venture
AEROMEXICO
~$1B Joint Venture
47% Voting Interest
LATAM AIRLINES
Planned Future ~$2B Joint Venture
Tender Underway for 20% Equity Stake
KOREAN AIR
~$3B Joint Venture
10% equity stake in Hanjin-KAL
中國東方航空
CHINA EASTERN
3% Equity stake
australia
~$1B Joint Venture
Equity
Joint Venture

Note: WestJet JV subject to government approvals; LATAM JV and equity stake are subject to tender completion and government approvals; Aeromexico is non-controlling 51% equity interest (voting by foreign shareholders limited under Mexican law).

DELTA

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JOINT VENTURE & EQUITY INVESTMENT ACCOUNTING JVs and Equity Investments Create Strong Commercial Cooperation • Allow close cooperation and provide more choice for customers • Sharing of economic benefits drives customer - focused partner alignment • Antitrust immunity allows for legal coordination, forming a fully cooperative relationship • Contribution to operating results through JV settlements • Commitment to relationship, often reinforced through board - level participation • Increased opportunities for best practice implementation and talent sharing • Delta’s portion of partner results is recognized in the non - operating line when ownership stake is 20% or greater 17 Joint Ventures Equity Investments

JOINT VENTURE & EQUITY INVESTMENT ACCOUNTING

Driving Value Through Joint Ventures and Equity Investments

Benefits from improved revenues, cost efficiencies and percentage of partner earnings

Revenue for Delta-operated flights in JV flow through passenger revenue

JV settlements flow through other revenue, accrued quarterly based on full year expected settlements

Delta realizes cost efficiencies through scale & scope – expenses for DL-operated flights in JV flow through operating expenses

~50% of net income for Aeromexico and Virgin Atlantic flows through non-op, giving Delta effectively 75% of the JV economics

Equity changes for <20% stakes are marked-to-market and flow through non-op, and are excluded from adjusted earnings

Delta 3Q19 Press Release

DELTA AIR LINES, INC.
Consolidated Statements of Operations
(Unaudited)

(in millions, except per share data)	Three Months Ended September 30, 2019	2018	$ Change	% Change
Operating Revenue:				
Passenger	$ 11,410	$ 10,796	$ 614	6 %
Cargo	189	226	(37)	(17)%
Other	981	951	30	3 %
Total operating revenue	12,560	11,953	607	5 %
Operating Expense:				
Salaries and related costs	2,884	2,753	131	5 %
Aircraft fuel and related taxes	2,239	2,498	(259)	(10)%
Regional carriers expense, excluding fuel	900	885	15	2 %
Contracted services	685	562	123	22 %
Depreciation and amortization	631	573	58	10 %
Passenger commissions and other selling expenses	539	535	4	1 %
Aircraft maintenance materials and outside repairs	424	371	53	14 %
Landing fees and other rents	460	439	21	5 %
Profit sharing	517	399	118	30 %
Ancillary businesses and refinery	279	410	(131)	(32)%
Passenger service	348	329	19	6 %
Aircraft rent	110	99	11	11 %
Other	476	455	21	5 %
Total operating expense	10,489	10,308	181	2 %
Operating Income	2,071	1,645	426	26 %
Non-Operating Expense:				
Interest expense, net	(70)	(73)	3	(4)%
Unrealized gain/(loss) on investments, net	(35)	50	(85)	NM
Miscellaneous, net	(19)	66	(85)	NM
Total non-operating (expense)/income, net	(124)	43	(167)	NM
Income Before Income Taxes	1,947	1,688	259	15 %
Income Tax Provision	(452)	(366)	(86)	23 %
Net Income	$ 1,495	$ 1,322	$ 173	13 %
Basic Earnings Per Share	$ 2.32	$ 1.96		
Diluted Earnings Per Share	$ 2.31	$ 1.95		

DELTA

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JOINT VENTURE & EQUITY INVESTMENT ACCOUNTING Joint Venture Settlements Balance Profits ($M) Delta Partner Total Baseline Year Profit (A) 100 60 160 Total Year 2 Profit (B) 250 220 470 Incremental Value (C = B-A) 150 160 310 50/50 Split of Value (D) 155 155 310 Settlement (E = D - C) 5 (5) 0 JV Settlement - Sample Calculation for a 50/50 Split • Joint venture economics determined by pre - set baselines, set for each carrier at the start of the contract • Current year profits are measured against the established baseline with incremental profits split proportionately through a settlement mechanism • Joint venture settlements are accrued quarterly as part of other revenue based on full year expected settlement • Changes to JV settlement payables / receivables reflected in Cash Flow from Operating Activities 3Q19 Earnings Press Release: 19

PROFIT SHARING CALCULATION Understanding Delta’s Employee Profit Sharing Program • Rewarding employees through profit sharing is a unifying force • Eligible profit sharing pool is determined by Delta’s adjusted pre - tax profits ─ Employees receive 10% of first $2.5 billion of eligible profits and 20% above that ─ Delta incurs employer taxes and other costs which add 2% to 2.5% at 10% level and 3% to 4% at 20% level • Profit sharing accrual is updated monthly • Expect 2019 will mark record profit sharing and 6th annual profit sharing accrual over $1 billion $1.1B $1.5B $1.1B $1.1B $1.3B ~$1.5B 2014 2015 2016 2017 2018 2019E Annual Profit Sharing 20

Blended Average Profit Sharing Rate Pre - Tax Income Revenue $ 44.0B Expenses (excluding profit sharing) $ 37.8B Profit Sharing $ 1.2B Pre - Tax Income $ 5.0B Profit Sharing Total $2.5B threshold = $2.5B x ~12.5% $0.3B Above threshold = $3.7B x ~23.5% $0.9B Profit Sharing Pool = $6.2B $1.2B Profit Sharing Pool Revenue: $ 44.0B Expenses (excluding profit sharing): $ 37.8B Revenue – Expenses = Profit Sharing Pool: $ 6.2B PROFIT SHARING CALCULATION Impact of Profit Sharing on the Income Statement – Illustrative Example Profit Sharing Total Profit Sharing Pool $1.2B $6.2B = = ~20% = = Total = 21

• Delta maintains control over project cost and timeline • Provides greater control of customer service and operational disruption • Costs paid up front or reimbursed by airport • Airport usually issues bonds to fund construction • Airport recovers costs through rents/fees over lease term • Examples: ATL – Delta concourses, LAX • Delta approaches each construction project individually, working closely with airport partners • Airports have different structures for how they charge airlines fees and rents − Landing/flight fees are assessed by aircraft weight and cover airfield - related costs to construct, maintain, and operate runways and taxiways − Rents cover the cost to construct, maintain and operate landside assets (primarily terminals and concourses), assessed by facilities leased, passenger volumes, or other measure of usage AIRPORT INVESTMENTS Delta’s Financial Approach to Airport Investments • Delta maintains control over project cost and timeline • Provides greater control of customer service and operational disruption • Cash or debt financing by Delta locks in ownership costs and avoids periodic rent increases related to construction/building • Facility rents decline, depreciation increases (and interest expense, if financed) • Example: LGA Delta Managed / Financed Delta Managed / Airport Financed • Airport manages project and usually finances through bond offerings • Delta engages with airport to mitigate potential customer impact from construction • Delta has less input on costs, design • Airport recovers costs through rents/fees over lease term • Examples: ATL – Airfield, SLC, SEA Airport Managed / Financed Renovation funding of key airports including ATL, LAX, LGA, SEA, and SLC 22